UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): January 7, 2004
                                                    --------------------------



                        SCHNITZER STEEL INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)



         OREGON                        0-22496                93-0341923
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(State or other jurisdiction         (Commission          (IRS Employer
    of incorporation)                File Number)         Identification No.)


       3200 N.W. Yeon Ave.
       P.O. Box  10047
       Portland, OR                                               97296-0047
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(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number including area code:          (503) 224-9900
                                                    ----------------------------


                                   NO CHANGE
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         (Former name or former address, if changed since last report.)

Item 12.       Results of Operations and Financial Condition


         On January 7, 2004, Schnitzer Steel Industries, Inc. issued a press release announcing financial results for the quarter ended November 30, 2003. A copy of this press release is being furnished as Exhibit 99.1 to this report on Form 8-K.








                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          SCHNITZER STEEL INDUSTRIES, INC.
                                          (Registrant)






Date:  January 7, 2004                    By/s/Barry A. Rosen
     -------------------------              ------------------------------------
                                               Barry A. Rosen
                                               Vice President, Finance and Chief
                                               Financial Officer